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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2008

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)


            Nevada                       001-32202               88-0408274
____________________________      ________________________   ___________________
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


           6370 Nancy Ridge Drive, Suite 112
                 San Diego, California                              92121
       ________________________________________                  _____________
       (Address of Principal Executive Offices)                    Zip Code

                                 (858) 657-0287
                 _______________________________________________
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (c) On January 3, 2008, our Board of Directors appointed Michael J. Andrews, the Company's Chief Executive Officer, as our acting Chief Financial Officer. His appointment was effective immediately.

         Since June 2007, Mr. Andrews has served as our Chief Executive Officer and a director. Additional biographical information concerning Mr. Andrews is set forth in our Form 8-K filed with the Securities and Exchange Commission on July 5, 2007.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    January 4, 2008            MICROISLET, INC.


                                    By: /s/ Michael J. Andrews
                                        ----------------------
                                        Michael J. Andrews
                                        Chief Executive Officer and acting Chief
                                        Financial Officer



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